As Filed with the Securities and Exchange Commission on September 28, 2023

1933 Act No. 333-233772

1940 Act No. 811-23475

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________________________________________________________________

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933    ☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 9

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 11

(Check appropriate box or boxes)

_____________________________________________________________________________________________________

AltShares Trust

(Exact Name of Registrant as Specified in Charter)

41 Madison Avenue, 42nd Floor
New York, New York 10010

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (855) 955-1607

_____________________________________________________________________________________________________

Name and Address of Agent for Service John S. Orrico 41 Madison Avenue New York, NY 10010	With copies to: Fatima S. Sulaiman, Esq. Stacy L. Fuller, Esq. K&L Gates LLP 1601 K Street Washington, DC 20006

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective:

☑ Immediately upon filing pursuant to paragraph (b)                              ☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)                                  ☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)                                  ☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Trust

SEPTEMBER 28, 2023 | PROSPECTUS

AltShares Merger Arbitrage ETF (ARB)

AltShares Event-Driven ETF (EVNT)

This Prospectus provides important information about AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each a "Fund" and together, the "Funds"), each a series of AltShares Trust ("Trust"), that you should know before investing in the Funds. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds ("Shares") are listed and traded on The NYSE Arca, Inc. ("Exchange"). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act").

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

TABLE OF CONTENTS

2	Fund Summaries
2	AltShares Merger Arbitrage ETF
8	AltShares Event-Driven ETF
15	Investment Objective, Policies, and Risks
24	Fund Management
25	Other Service Providers
25	Buying And Selling Shares
26	Active Investors And Market Timing
26	Distribution And Service Plan
27	Net Asset Value
27	Funds Website And Disclosure Of Portfolio Holdings
27	Investments By Other Investment Companies
27	Dividends, Other Distributions And Taxes
29	Householding Policy
30	Additional Information
31	Financial Highlights

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Funds' Statement of Additional Information ("SAI") dated September 28, 2023 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES MERGER ARBITRAGE ETF

FUND SUMMARY

Investment Objective

AltShares Merger Arbitrage ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index").

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees(1)	None
Other Expenses	0.01%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.01%
All Remaining Other Expenses	None
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.77%

(1)  Pursuant to a Rule 12b-1 Distribution and Service Plan (the "Plan"), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% each year and that the Fund's expenses are equal to the Total Annual Operating Expenses each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:
One Year	Three Years	Five Years	10 Years
$79	$246	$428	$954

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example above, affect the Fund's performance. For the fiscal year ended May 31, 2023, the Fund's portfolio turnover rate was 449% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance of the Underlying Index, which is designed to reflect a global merger arbitrage strategy. The most common approach to merger arbitrage, and the approach the Underlying Index (and by extension the Fund) reflects, is to seek to capture the difference (the "spread") between the price at which the stock of a target company in a publicly announced merger, takeover, tender offer, or leveraged buy-out (the "Target") trades after the announcement of the acquisition and the price the acquiring company (the "Acquirer") has agreed to pay for the stock of the Target.

The Underlying Index is rebalanced and reconstituted twice per month. The Fund reconstitutes and rebalances on the same schedule as the Underlying Index. The Fund's investment adviser, Water Island Capital, LLC (the "Adviser"), generally expects the Underlying Index to include between 30-50 Targets at each reconstitution. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the Target stocks. When the terms of a transaction call for the exchange of an Acquirer's common stock, the Underlying Index, as a result of the index methodology, will include short exposure in the Acquirer's stock at the deal's exchange ratio. This short exposure is designed to lock in the current deal spread, and to hedge against the risk of a decline in the deal value as a result of a decline in the value of the Acquirer's stock. The Fund may invest in derivatives, such as swaps, to obtain exposure to long and short constituents of the Underlying Index.

The Underlying Index is comprised of securities of United States ("U.S.") and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies. The Underlying Index is calculated in U.S. dollars. The Underlying Index hedges against fluctuations in the relative value of foreign currencies against the U.S. dollar. The Fund uses forward currency or futures contracts to effectuate these hedges in the Underlying Index. The amount of forward and futures contracts held by the Fund is based on the aggregate exposure of the Fund to each currency.

2 PROSPECTUS | SEPTEMBER 28 • 2023

The Underlying Index may also include an allocation to cash-like instruments, such as money market and similar cash management funds and ultra short-term bond exchange-traded funds ("ETFs"). In addition, when a transaction closes, any allocation in the Underlying Index to the securities of the Target and/or Acquirer will be reallocated to such instruments. The Underlying Index generally only allocates to cash when there are an insufficient number of Targets for inclusion in the Underlying Index and when a transaction represented by a Target in the Underlying Index has been consummated or abandoned. Accordingly, cash allocations in the Underlying Index and Fund are generally removed as part of each Underlying Index reconstitution, though cash allocations may continue to be included if there are an insufficient number of Targets.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the constituents of the Underlying Index and in financial instruments with economic characteristics similar to such constituents, such as swaps on such constituents. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. The Fund may invest up to 20% of its net assets in instruments that are not included in the Underlying Index, but that the Adviser believes will help the Fund track the Underlying Index. The Fund may also invest in financial instruments, including swap agreements, futures contracts, ETFs, and options on securities or equity securities indices. With respect to derivatives, the Fund will invest principally in swaps and forward contracts on foreign currencies. The Fund will invest in other funds, such as money market and similar cash management funds and ultra short-term bond ETFs, only to reflect cash allocations by the Underlying Index.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of August 31, 2023, the Underlying Index included 42 long positions and 7 short positions in companies with market capitalizations of between $207 million and $429 billion.

The Underlying Index was developed by Water Island Indices LLC (the "Index Provider"), an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, or the Adviser. The Index Calculation Agent provides information to the Fund about the constituents of the Underlying Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund's investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Passive Investment Risk: The Fund is not actively managed, does not seek to "beat" the Underlying Index, and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry, or sector.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund's ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

Market Risk: The value of the Fund's investments, and the net asset value ("NAV") of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund's investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical risks, including terrorism and war, and environmental and public health risks (such as natural disasters, epidemics and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking. The extent and duration of such market disruptions cannot be predicted, but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund's NAV.

| 3

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES MERGER ARBITRAGE ETF

High Portfolio Turnover Risk: The Fund's strategy is expected to involve buying and selling portfolio securities frequently to rebalance the Fund's investment exposures, which may increase brokerage commission costs and reduce performance. High portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause higher taxes.

Hedging Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect or may not work as expected, adversely affecting performance.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Underlying Index may be concentrated in an industry or group of industries or sectors. Because the Fund's assets are expected to be concentrated in an industry or group of industries or sectors to the same extent as the Underlying Index, the Fund is subject to loss due to adverse occurrences affecting that industry or group of industries or sectors. During such a period of concentration, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

Sector Risk: The securities of companies in the same or related businesses ("sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund's portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or if the Fund's portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Derivatives Risk: A derivative instrument (such as a forward contract, option (both written and purchased), or swap contract) typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. New and additional government regulation of the swap market could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. Foreign governments and economies often are less stable and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund's exposure to non-U.S. currencies may not be hedged.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.

4 PROSPECTUS | SEPTEMBER 28 • 2023

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants ("APs") in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund's performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index, which may be due to the Fund's use of representative sampling or other differences between the Fund's and Underlying Index's holdings, transaction and operating costs, and security valuation procedures. This risk is heightened during times of market volatility.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund's Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

| 5

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES MERGER ARBITRAGE ETF

Performance

The following bar chart and performance table provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one year and since inception periods compared to the returns of the ICE BofA U.S. 3-Month Treasury Bill Index and Water Island Merger Arbitrage USD Hedged Index. The performance table reflects the performance of the Fund's Shares before and after taxes. The performance shown reflects voluntary fee waivers which had a positive effect on performance and may be discontinued at any time. Without such voluntary fee waivers, performance would have been lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.altsharesetfs.com/arb.
During the period shown in the bar chart, the highest return for a quarter was 2.26% during the quarter ended June 30, 2021 and the lowest return for a quarter was -1.43% during the quarter ended June 30, 2022.
The year-to-date return of the Fund's Shares through June 30, 2023 is -1.32%.

Average Annual Total Returns for Periods Ended December 31, 2022

The table below shows the Fund's average annual total returns compared with those of the ICE BofA U.S. 3-Month Treasury Bill Index and Water Island Merger Arbitrage USD Hedged Index. The table also presents the impact of taxes on the returns of the Fund's Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying Shares are held for the entire period. Return after taxes on distributions and sale of Fund Shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying Shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts).

Average Annual Total Returns as of 12/31/2022

ALTSHARES MERGER ARBITRAGE ETF	One Year	Since Inception*
Return Before Taxes	2.59%	3.77%
Return After Taxes on Distributions	0.91%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.53%	2.44%
ICE BOFA 3-MONTH TREASURY BILL INDEX** (reflects no deduction for fees, expenses, or taxes)	3.14%	1.10%
WATER ISLAND MERGER ARBITRAGE USD HEDGED INDEX (reflects no deduction for fees, expenses, or taxes)	2.39%	4.40%

*  The Fund's inception date is May 7, 2020.

**  The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The index is calculated on a total-return basis, is unmanaged and not available for direct investment. The index is not intended to, and does not, parallel the risk or investment style of the Fund's investment strategy.

6 PROSPECTUS | SEPTEMBER 28 • 2023

Investment Adviser

Water Island Capital, LLC serves as the investment adviser ("Adviser") of the Fund.

Portfolio Managers

John Orrico, Eric Becker and Christopher Plunkett have been jointly and primarily responsible for the day-to-day management of the Fund since its inception.

Portfolio Manager	Portfolio Manager Since
Eric Becker	Inception in May 2020
John S. Orrico, CFA, Chief Investment Officer of the Adviser	Inception in May 2020
Christopher Plunkett	Inception in May 2020

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

| 7

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES EVENT-DRIVEN ETF

FUND SUMMARY

Investment Objective

AltShares Event-Driven ETF (the "Fund") seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	1.25%
Distribution and/or Service (12b-1) Fees(1)	None
Other Expenses	0.03%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.03%
All Remaining Other Expenses	None
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.29%

(1)  Pursuant to a Rule 12b-1 Distribution and Service Plan (the "Plan"), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:
One Year	Three Years	Five Years	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal year ended May 31, 2023, the Fund's portfolio turnover rate was 400% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the Fund employs a "long/short" event-driven strategy, which seeks to profit by investing, long and/or short, in the equity and debt securities of companies whose prices Water Island Capital, LLC (the "Adviser") believes are or will be impacted by a publicly announced or anticipated corporate event. The strategy may invest both long and short across industries/sectors, market capitalizations, and credit qualities, and it will invest internationally, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

Corporate events may take the form of "hard" catalysts or "soft" catalysts as described below. The Fund may invest in both hard and soft catalysts, though under normal market conditions the Adviser expects to focus on hard catalyst events – predominantly definitive merger arbitrage investments. Other approaches to event-driven investing in which the Adviser may engage include special situations and other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage. The Fund will invest in catalysts without bias toward a company's capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity.

Hard Catalysts: Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions ("M&A") whereby a legally binding merger agreement is in place, but hard catalysts may also take other forms including, but not limited to, Dutch tenders (whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a

8 PROSPECTUS | SEPTEMBER 28 • 2023

specific time period by specifying the lowest price within the range that they will accept), yield-to-call opportunities (whereby a company or other entity's callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity), and spin-offs (pre-completion, whereby a company has announced its intent to separate its business into two or more separately traded independent entities, which may be able to unlock more shareholder value on a standalone rather than combined basis).

Soft Catalysts: Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A (whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive), asset sales, spin-offs (post-completion, whereby a company has completed the separation of its business into two or more separately traded independent entities), turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund's principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund's ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

In addition, the Fund will hold a higher percentage of its assets in long positions (i.e., the Fund will be "net long"). The Fund's net long exposure may exceed 100% of the Fund's net assets.

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund's assets. Investments in derivative instruments may have the economic effect of creating financial leverage in the Fund's portfolio because such investments may give rise to exposures that exceed the Fund's total assets and may result in losses that exceed the amount the Fund invested. Financial leverage will magnify, sometimes significantly, the Fund's exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund's portfolio. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds."

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund's investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms than originally anticipated, in which case the Fund may realize losses.

Short Sale Risk: The Fund may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When the Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper, and long equity positions). The need to maintain cash or other liquid assets could limit the Fund's ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to the Fund than long positions. It is also possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

| 9

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES EVENT-DRIVEN ETF

Special Situations Risk: The Fund may seek to benefit from "special situations," such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Market Risk: The value of the Fund's investments, and the net asset value ("NAV") of the Fund, will fluctuate over time, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund's investments, and investors could lose money due to this price fluctuation. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates, changes in interest rates, or adverse investor sentiment. Geopolitical risks, including terrorism and war, and environmental and public health risks (such as natural disasters, epidemics and pandemics), may add to instability in world economies and markets generally. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking, forcing the Fund to allocate assets to other strategies. The extent and duration of such market disruptions cannot be predicted, but could magnify the impact of other risks to the Fund, could have a significant adverse impact on the Fund and its investments, and could result in increased volatility of the Fund's NAV.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Hedging Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect or may not work as expected, adversely affecting performance. The success of the Fund's hedging strategies will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Concentration Risk: If a large percentage of mergers or other corporate events taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Sector Risk: The securities of companies in the same or related businesses ("sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and may adversely affect the value of the Fund's portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or if the Fund's portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated

10 PROSPECTUS | SEPTEMBER 28 • 2023

thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the- counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund's ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants ("APs") in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

| 11

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES EVENT-DRIVEN ETF

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund's performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when- issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund's Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Performance

The following information provides some indication of the risks and variability of investing in the Fund by showing how the performance of the Fund and its predecessor mutual fund, the Water Island Long-Short Fund, has varied over time. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

The Fund acquired the assets and liabilities of the predecessor mutual fund and commenced operations on September 20, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of the predecessor mutual fund. The information shown below for periods prior to September 20, 2021 is for the predecessor mutual fund. The Fund's net operating expense ratio is lower than the net operating expense ratio of the

12 PROSPECTUS | SEPTEMBER 28 • 2023

predecessor mutual fund. Returns in the bar chart and average annual total returns table for the predecessor fund have not been adjusted to reflect the Fund's lower net operating expenses.

The bar chart and table below show changes in the performance of the Fund and the Class I shares of the predecessor mutual fund from year to year and show how the Fund's and the predecessor mutual fund's average annual returns for the past one-year, five-year, and since inception periods compare to the returns of the ICE BofA U.S. 3-Month Treasury Bill Index and the Standard & Poor's 500® Index. The performance table reflects the performance of the Fund and the predecessor mutual fund's Class I shares before and after taxes. Performance for periods prior to May 12, 2019 does not reflect the current investment strategy. How the Fund and the predecessor mutual fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance of the predecessor mutual fund reflects fee waivers in effect at the time. If fee waivers were not in place, the performance depicted would be lower. Updated performance information can be obtained by visiting www.altsharesetfs.com/evnt. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable.
During the period shown in the bar chart, the highest return for the Fund or the Class I shares of the predecessor mutual fund for a quarter was 23.87% (for the quarter ended December 31, 2020). The lowest return was -6.94% (for the quarter ended June 30, 2022).
The year-to-date return of the Fund, through June 30, 2023 is 6.66%.
While the Fund's Shares would have substantially similar annual returns to the Class I shares of the predecessor mutual fund, their performance may differ from that shown because the Fund has lower expenses than such Class I shares.

Average Annual Total Returns for Periods Ended December 31, 2022

The table below shows the average annual total returns for the Fund and includes the performance of Class I shares of the predecessor mutual fund, the Water Island Long-Short Fund, for periods prior to September 20, 2021, compared with those of the ICE BofA U.S. 3-Month Treasury Bill Index and the Standard & Poor's 500® Index. The table also presents the impact of taxes on the returns of the Fund's Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying Shares are held for the entire period. Return after taxes on distributions and sale of Fund Shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying Shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns as of 12/31/2022

ALTSHARES EVENT-DRIVEN ETF	One Year	Five Years	Since Inception*
Return Before Taxes	-9.04%	5.31%	3.60%
Return After Taxes on Distributions	-9.97%	2.45%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares	-5.34%	3.11%	2.15%
ICE BOFA U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)**	1.45%	1.26%	0.94%
STANDARD & POOR'S 500® INDEX (reflects no deduction for fees, expenses, or taxes)**	-18.11%	9.42%	10.02%

*  The Fund's inception date is September 20, 2021. The predecessor mutual fund's inception date was December 31, 2014.

**  The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The Standard & Poor's 500® Index measures performance of 500 of the largest companies listed on U.S. stock exchanges. The indexes are calculated on a total-return basis, are unmanaged and not available for direct investment. The indexes are not intended to, and do not, parallel the risk or investment style of the Fund's investment strategy.

| 13

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ALTSHARES EVENT-DRIVEN ETF

Investment Adviser

Water Island Capital, LLC serves as the investment adviser ("Adviser") of the Fund.

Portfolio Managers

Portfolio Manager	Portfolio Manager Since
Eric Becker	Inception in September 2021
John S. Orrico, CFA, Chief Investment Officer of the Adviser	Inception in September 2021

Eric Becker was a portfolio manager of the predecessor mutual fund beginning in April 2021. John S. Orrico was a portfolio manager of the predecessor mutual fund beginning in February 2021.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14 PROSPECTUS | SEPTEMBER 28 • 2023

ALTSHARES TRUST

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

Investment Objective

AltShares Merger Arbitrage ETF ("Merger Arbitrage ETF") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Underlying Index.

AltShares Event-Driven ETF ("Event-Driven ETF") seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

Each Fund may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

AltShares Merger Arbitrage ETF

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. This investment approach is designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Underlying Index (and by extension the Fund) follows a rules-based approach to merger arbitrage investing. Transactions which are eligible for inclusion are friendly (rather than hostile) and definitive (rather than speculative) in nature, located in developed markets, with a deal value (i.e., value of the transaction) greater than $200 million and a maximum duration of one year since deal announcement. Eligible transactions are subject to various weighting constraints, including a maximum of approximately 5% of the float (i.e., number of shares available for trading), approximately 33% of the average traded value (i.e., the U.S. dollar value of average share trading volume), and approximately 2% risk to NAV (i.e., change to the shares' NAV) if the deal breaks (i.e., the deal is not completed). Targets are also subject to approximately a 10.00% maximum weight and approximately a 0.50% minimum weight. These weighting constraints may fluctuate over time. Targets are selected if they meet the screening criteria, pass the weighting constraints, and present a positive spread between current price and deal value. Selected targets are divided into quintiles and weighted based on USD 30-day average value traded, subject to the previously calculated weighting constraints.

The Underlying Index is rebalanced and reconstituted twice per month.

AltShares Event-Driven ETF

To achieve its investment objective, the Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Fund predominantly invests in definitive merger arbitrage investments. However, in order to achieve its investment objective, the Fund may also employ investment strategies such as convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest long or short in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps. Furthermore, the Fund may invest in exchange traded funds ("ETFs").

Merger Arbitrage: Merger arbitrage, also known as risk arbitrage, is a highly specialized investment approach designed to profit from the successful completion of definitive, publicly announced corporate reorganizations such as mergers, acquisitions, takeovers, tender offers, and leveraged buyouts. A merger arbitrage investor attempts to capture the spread, or difference, between the price at which a target company in a merger transaction currently trades and the price at which it will be acquired. The parties to an announced merger or acquisition are bound by a contractual agreement – the definitive merger agreement ("DMA") – which outlines the terms of the deal, the hurdles required for completion (such as regulatory approvals and shareholder votes) and expected timelines. These characteristics make announced M&A one of the most definitive types of hard catalysts in the event-driven landscape. While a DMA is a binding agreement, and historically a high percentage of announced M&A transactions successfully close, there is a chance an announced deal may be terminated or withdrawn – for example, due to failure to secure a required condition (e.g., regulatory approval, financing, shareholder vote) or a material adverse change in the target company's or acquiring company's business prospects. A merger arbitrageur underwrites the risk that the merger may not close on time or at all. Due to this slight uncertainty, the target company's stock will typically trade at a discount to the deal value. This discrepancy or inefficiency is the arbitrageur's profit opportunity. The most common merger arbitrage activity, and the approach the Adviser generally uses, involves purchasing equity or credit securities of the target company in a definitive, publicly announced deal at a discount to their expected value upon completion of the transaction. The Adviser may engage in selling securities short when the terms of a proposed transaction call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company's common stock and/or other securities may be sold short at a ratio in line with the terms of the deal. Occasionally, the common stock of the acquiring company may be purchased and the common stock of the

| 15

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

company to be acquired may be sold short. In pursuing merger arbitrage strategies in the manner described above, the Adviser aims to reduce or eliminate market risk.

Special Situations: Special situations investing is designed to profit from investing in the equity or debt securities of companies currently undergoing, or expected to undertake, a broad range of hard and soft catalysts outside the realm of definitive, publicly announced M&A. The Adviser uses fundamental research to identify mispricings or inefficiencies in these situations and assess the ability of the catalyst to impact security prices. The Adviser may invest long or short in each catalyst-driven opportunity based on the Adviser's assessment of the merits of the event. The Adviser may also implement event-specific or broader portfolio hedges to mitigate market risk or other exposures, particularly in less definitive opportunities. The Adviser seeks to profit by accurately predicting or anticipating the directional move in the equity, debt, or related securities of the company subject to each event.

Other Strategies: In addition to the strategies described above, the Adviser may utilize other strategies. For example, in a convertible arbitrage trade, the Adviser will typically match a long position in a convertible security with a short position in the underlying common stock. The Adviser seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In capital structure arbitrage, the Adviser may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.

In constructing the portfolio, the Adviser favors event opportunities with strong strategic rationale and favorable risk/reward profiles, with a focus on more definitive catalysts, namely publicly announced merger arbitrage opportunities. The Adviser considers various position sizing constraints, including each position's risk impact assessment, which is a measure of the potential loss to assets under management if a catalyst were to fail to occur, based on the Adviser's assessment of the event's potential downside. The Adviser will also monitor macro, structural, and idiosyncratic risks across the Fund and seek to mitigate undesired risk exposures through appropriate hedges, which may include short and long positions in equity securities, credit securities, and derivatives such as options, forward contracts, and swap contracts. The Adviser may, but is not required to, seek to reduce currency risk by hedging part or all of the Fund's exposure to various foreign currencies. Through the Adviser's risk management process and hedging techniques, the Adviser seeks to mitigate volatility and preserve capital during times of market stress.

The Adviser continuously monitors and evaluates each investment's risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. The Adviser may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity, or if the Adviser believes there are better risk-adjusted opportunities available.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund's principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market and similar cash management funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund's ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

Principal Investment Risks

All investments, including those in mutual funds and ETFs, entail risks that could cause a Fund and you to lose money. The FUND SUMMARY for each Fund discusses the principal risks applicable to that Fund. The risks identified in the table below are the principal risks and certain non-principal risks of investing in each Fund. Unlike the risks in the FUND SUMMARY for each Fund, the risks below are presented in alphabetical order and not in order of importance.

Risk	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Active Management Risk		X
Concentration Risk	X	X
Convertible Security Risk		X
Counterparty Risk	X	X
Credit Risk		X
Currency Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
ETF Risk	X	X
Event-Driven Risk		X

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Risk	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Foreign Securities Risk	X	X
Hedging Risk	X	X
High Portfolio Turnover Risk	X	X
Interest Rate Risk		X
Investment Company and ETF Risk	X	X
Large Shareholder Risk	X	X
Leverage Risk		X
Liquidity Risk		X
Market Risk	X	X
Merger Arbitrage Risk	X	X
Non-Diversification Risk	X	X
Options Risk		X
Passive Investment Risk	X
Sector Risk	X	X
Short Sale Risk	X	X
Small and Medium Capitalization Securities Risk	X	X
Special Situations Risk		X
Swap Risk	X	X
Temporary Investment/Cash Management Risk		X
Tracking Error Risk	X
When-Issued Securities Risk		X

Active Management Risk: The Event-Driven ETF is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Concentration Risk: Because the Merger Arbitrage ETF's assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. With respect to both Funds, if a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility and with respect to portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer's operating results and credit ratings.

Counterparty Risk: The Funds may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Funds, the Funds must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Funds may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Funds.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Event-Driven ETF may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Funds from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. The Funds' strategies associated with currency hedging may not be successful and may not perfectly offset the Funds' foreign currency exposures. Further, in order to minimize transaction costs, or for other reasons, the Funds' exposure to non-U.S. currencies may not be hedged to the extent indicated by market signals.

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Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which the Funds may not directly own, can result in a loss to the Funds substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Funds to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Derivatives may not behave as anticipated by a Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil.

A Fund may maintain cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. If a Fund were unable to close out its position in a derivatives contract, it might continue to maintain such assets or accounts or make such payments until the position expired or matured. These actions might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or cause a Fund to sell a portfolio security at a disadvantageous time. Also, a Fund would be exposed to loss both on the derivative instruments and on the assets used to cover its obligations.

Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a Fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

ETF Risk: As an ETF, each Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Fund's distributor (the "Distributor") may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects creations and redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if the Fund halts trading.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition,

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shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund's holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares' market price and NAV. Such divergence is more likely under stressed market conditions.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Event-Driven ETF to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Funds or by mutual funds in which the Funds invest (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Funds. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Risk: Hedging is a strategy in which the Funds seek to offset the risks associated with other Fund holdings, typically through the use of derivatives. The success of any hedging strategy will be subject to the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the being hedged in each Fund's portfolio. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a direction different from that which his intended to be mitigated by the hedge (e.g., if the value of a short hedge on a long position increases) or if the cost of a derivative hedge outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of a derivative will not match those of the holdings being hedged as expected, in which case any losses on the holdings being hedged may not be reduced and may be increased. Imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. There can be no assurance that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

High Portfolio Turnover Risk: The Funds normally expects to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase a Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the

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respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Event-Driven ETF's debt securities and preferred securities and, accordingly, the Fund's NAV and share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Each Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. As a shareholder, the Funds must rely on the other investment company to achieve its investment objective. The Funds' performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund's investment will not perform as expected, thus affecting the Fund's performance and, for the Merger Arbitrage ETF, its correlation with the Underlying Index. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange through a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade either at a premium or a discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of an ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF's portfolio securities. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Large Shareholder Risk: Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of a Fund's Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund's liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV and increase the Fund's brokerage costs. Similarly, large share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing in new cash and is required to maintain a larger cash position then it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Fund's Shares.

Leverage Risk: If the Event-Driven ETF uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when issued" basis, or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Event-Driven ETF, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. When exercising appraisal rights the Fund may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time, sometimes rapidly and unpredictably. This fluctuation includes both increases and decreases in security prices. Each Fund is subject to market risk. The value of a Fund's investments, and the NAV of the Fund, will fluctuate. Investors could lose money due to this price fluctuation. Securities markets may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, or other developments could also have a significant adverse impact on the Fund and its investments.

Policy changes by the U.S. government or U.S. Federal Reserve and political and other events within the U.S. could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could impact a Fund and its investments. A downgrade of the ratings of, or a default on, U.S. government debt obligations, or concerns about the

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U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Uncertainty regarding such events and the corresponding governmental responses could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to other strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value or risk profile of the Fund.

Merger Arbitrage Risk: The principal risk associated with each Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may not be completed or may be completed on less favorable terms and originally anticipated, including due to government regulation or intervention, in which case the Fund may realize losses. Such event-driven investment strategies involve the risk that the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may have been announced, its terms may be renegotiated, it may be terminated, or it may involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

Non-Diversification Risk: Each Fund is non-diversified, which means that the Funds may invest a relatively high percentage of their assets in a limited number of issuers. As a result, the Funds' performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Event-Driven ETF desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Passive Investment Risk: The Merger Arbitrage ETF is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. However, the Fund's investment objective and principal investment strategies impose limits on the Fund's ability to invest in securities not included in the Underlying Index. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Sector Risk: The securities of companies in the same or related businesses ("sectors"), if comprising a significant portion of a Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund's portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or the Fund's portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: The Funds may obtain short exposure by borrowing a security to sell or by trading a derivative instrument, such as a future, forward or swap. A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. There is no theoretical ceiling to the price of a shorted security. Therefore, securities sold short have unlimited risk. Short sales also expose a Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. When a Fund sells a security short, it must maintain cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets could limit the Fund's ability to pursue other opportunities as they arise. Short exposure generally introduces more risk to a Fund than long positions. It is also possible that a Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

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Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Special Situations Risk: The Event-Driven ETF may seek to benefit from "special situations," such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Swap Risk: Each Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Event-Driven ETF may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Investment/Cash Management Risk: The Event-Driven ETF may hold a significant portion of its assets in cash, money market or similar cash management funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund's ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Tracking Error Risk: Tracking error is the divergence of the Merger Arbitrage ETF's performance from that of the Underlying Index. The performance of the Fund may diverge from that of its Underlying Index because of a number of reasons, such as the use of representative sampling or other differences between the Fund's and Underlying Index's holdings, transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Underlying Index, tax considerations, rebalancing, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities' closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund's ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index. In addition, the Fund may not be fully invested in the securities of the Underlying Index at all times or may hold securities not included in the Underlying Index which may result in greater tracking error than if the Fund used a replication indexing strategy.

When-Issued, Forward Commitments, and Delayed Settlement Risk: Securities issued on a when-issued, forward commitment or delayed delivery basis involve the risk that the security the Event-Driven ETF buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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ALTSHARES TRUST

Glossary of Terms

●  Hard Catalysts.

°  Definitive M&A, whereby a legally binding definitive merger agreement is in place for publicly announced M&A.

°  Dutch tenders, whereby an offer is made to purchase securities within a given price range through an auction structure, wherein shareholders are invited to sell shares over a specific time period by specifying the lowest price within the range that they will accept.

°  Yield-to-call opportunities, whereby a company or other entity's callable bonds are purchased and held until the next anticipated call date, at which point they may be redeemed prior to maturity.

°  Spin-offs (pre-completion), whereby an existing company has announced or is speculated to announce its intent to sell or distribute shares of a piece of its existing business to create a new standalone company.

●  Soft Catalysts. such as speculated M&A, asset sales, spin-offs (post-completion), turnaround plans, management changes, activist campaigns, transformational M&A (post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

°  Speculated M&A, whereby certain M&A are anticipated, rumored or in negotiations but are not yet definitive.

°  Spin-offs (post-completion), whereby a company has completed the sale or distribution of an existing business unit into a new standalone company, and there may be opportunities for either the original entity or the spun-off entity to trade substantially higher or lower.

°  Turnaround plans, whereby a poorly performing company has announced or is speculated to announce a plan to financially recover the business.

°  Management changes, whereby an announced or speculated change to a company's upper management is expected to cause its shares to trade higher or lower.

°  Activist campaigns, whereby an investor leverages its rights as a shareholder in a company to drive changes within the company.

°  Transformation M&A (post-completion), whereby the completion of M&A may lead to a newly formed company that is dramatically different from the standalone target and acquirer entities in their prior state, potentially driving the merged entity's share price substantially higher.

°  Corporate levering/de-levering, whereby a company undergoes changes to its debt profile.

°  Credit refinancings, whereby a company reorganizes its financial obligations and/or restructures existing debts.

°  Recapitalizations, whereby a company restructures its debt and equity mixture.

°  Restructurings, whereby a company modifies fundamental aspects of its business, such as its operational or legal structure, among others.

°  Re-rating opportunities, whereby the market has changed or is expected to change its view of a company sufficiently to drive valuation ratios substantially higher or lower.

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AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

FUND MANAGEMENT

Water Island Capital, LLC acts as the Funds' investment adviser. The Adviser is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010. The Adviser was formed in 2000 and as of August 31, 2023 had approximately $1.5 billion in assets under management. The Adviser is responsible for overseeing the management and business affairs of each Fund and has discretion to purchase and sell securities in accordance with each Fund's objectives, policies, and restrictions, subject to the authority of and supervision by the Board. The Adviser continuously reviews, supervises, and administers the Funds' investment programs. The Adviser has entered into an investment advisory agreement ("Advisory Agreement") with respect to the Funds. Pursuant to that Advisory Agreement, each Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF	0.75%
AltShares Event-Driven ETF	1.25%

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds' Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement with respect to each Fund is available in the Trust's annual report to shareholders for the year ended May 31, 2023.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses of the Merger Arbitrage ETF in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund's average daily net assets when the Fund's assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund's average daily net assets when the Fund's assets are $100 million or more but less than $200 million. No waiver will apply once the Fund's net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days' written notice to the Adviser, and by the Adviser upon 60 days' written notice to the Funds. The Advisory Agreement automatically terminates if it is assigned.

PORTFOLIO MANAGERS

John S. Orrico, CFA, Eric Becker, and Christopher Plunkett are jointly and primarily responsible for the day-to-day management of the Merger Arbitrage ETF and each has been a portfolio manager of the Fund since the Fund's inception in March 2020. John S. Orrico, CFA and Eric Becker are jointly and primarily responsible for the day-to-day management of the Event-Driven ETF and each has been a portfolio manager of the Fund since the Fund's inception in September 2021. Eric Becker was a portfolio manager of the predecessor mutual fund of the Event-Driven ETF beginning in April 2021. John Orrico was a portfolio manager of the predecessor mutual fund beginning in February 2021.

John S. Orrico, CFA serves as Chief Investment Officer of the Adviser and also serves as the President and Chairman of the Board of the Trust and of The Arbitrage Funds, an open-end management investment company which is part of the same fund complex as the Trust. He serves as Portfolio Manager of the Merger Arbitrage ETF and the Event-Driven ETF. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelor's degree from Georgetown University in 1982 – with a double major in Finance and International Management. Mr. Orrico achieved the Chartered Financial Analyst designation in 1988.

Eric Becker joined the Adviser in 2010 and serves as Portfolio Manager of the Merger Arbitrage ETF and the Event-Driven ETF. Prior to becoming a portfolio manager in 2020, Mr. Becker served as a Senior Investment Analyst of the Adviser. Prior to joining the firm, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

Christopher Plunkett joined the Adviser in 2012 and serves as Portfolio Manager of the Merger Arbitrage ETF, and Director of Technology and Quantitative Systems of the Adviser. Prior to joining the firm, Mr. Plunkett held roles at Marathon Asset Management in operations and trading. Mr. Plunkett received a BS in Finance from Quinnipiac University.

The Statement of Additional Information for the Funds provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds they manage.

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ALTSHARES TRUST

OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114, serves as the administrator, transfer agent and custodian to the Funds.

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Funds' Distributor.

INDEX PROVIDER

Water Island Indices LLC created the Underlying Index and serves as Index Provider for the Merger Arbitrage ETF. Water Island Indices LLC has entered into an index licensing agreement with the Adviser to allow the Adviser's use of the Underlying Index for the operation of the Merger Arbitrage ETF. The Adviser has entered into a sub-licensing agreement with the Trust to allow the Merger Arbitrage ETF to utilize the Underlying Index.

Water Island Indices LLC has entered into an agreement with Solactive AG to calculate, publish and disseminate the Underlying Index. The Merger Arbitrage ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Index trademark or the Index Price at any time or in any other respect. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Adviser, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Merger Arbitrage ETF. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Index trademark for the purpose of use in connection with the Merger Arbitrage ETF constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

The Adviser does not guarantee the accuracy or the completeness of any Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, to the owners of shares of the Merger Arbitrage ETF or to any other person or entity, as to results to be obtained by the Merger Arbitrage ETF from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

BUYING AND SELLING SHARES

Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Units of typically 10,000 Shares. Creation Units are issued and redeemed for cash and/or in-kind for securities. The Funds must comply with the federal securities laws in accepting in-kind deposits of specified instruments ("Deposit Instruments") and satisfying redemptions with in-kind transfers of specified instruments ("Redemption Instruments"), including that the Deposit Instruments and Redemption Instruments are sold in transactions that would be exempt from registration under the Securities Act.

Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units. It is expected that only a limited number of institutional investors, called Authorized Participants, or APs, will purchase and redeem Shares directly from the Funds. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Funds must follow the Funds' procedures, which are described in the SAI.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares will trade on the secondary market which is where most retail investors will buy and sell Shares. When you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Funds and no minimum number of Shares you must buy.

When the Exchange is open, Shares are listed and traded on the Exchange under the following symbols:

Fund	Ticker Symbol
AltShares Merger Arbitrage ETF	ARB
AltShares Event-Driven ETF	EVNT

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AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry: Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Funds.

Share Trading Prices: The trading prices of Shares may differ from each Fund's daily NAV and can be affected by market forces of supply and demand for Shares, the prices of each Fund's portfolio securities, economic conditions and other factors.

Continuous Offering: The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds' Distributor, breaks them down into constituent Shares and sells Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board of Trustees has evaluated the risks of market timing activities by the Funds' shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains.

With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Funds may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Shares. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Funds' Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

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ALTSHARES TRUST

No distribution or service fees are currently paid by the Funds, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Funds because they would be paid on an ongoing basis.

NET ASSET VALUE

The NAV per share of each Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of each Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

Each Fund generally values portfolio securities at market value. Swap agreements are valued based on the market value of the underlying reference asset. If market quotations are not available or reliable, the Funds will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The Board of Trustees has designated the Adviser as each Fund's "valuation designee" responsible for the performance of the Funds' fair valuations determinations. The fair value of a security is the amount which each Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate provided by an independent source. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security's primary exchange and the time the Fund calculates its NAV, the Funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed. The usage of fair valuation and the trading of Fund portfolio securities at times when the NYSE is not open may cause the performance of the Fund, based either on the NAV or market value of its Shares, to diverge (materially) from the performance of the Underlying Index.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.altsharesetfs.com. Among other things, this website includes this Prospectus and the SAI, the Funds' annual report and semi-annual report, certain market price information about Shares, daily NAV, and a historical comparison of the Shares' market prices to NAV and bid-ask spreads.

In addition, each day the Funds are open for business, the Trust publicly disseminates each Fund's full portfolio holdings as of the close of the previous day through the website. A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is also available in the Funds' SAI.

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act limits investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Fund Distributions

Each Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. Each Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as "income dividends." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Funds' shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

| 27

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and U.S. Treasury regulations promulgated thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as "capital assets" (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Funds make distributions and when you sell your shares.

Federal Income Tax Status of the Fund

Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a "regulated investment company" under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, a Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from a Fund's net investment income (other than "qualified dividend income" ("QDI")), including distributions of the Fund's net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital loss ("net capital gain") are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions by a Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by a Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund's shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from a Fund will be subject to a 3.8% tax on the lesser of the shareholder's (a) "net investment income" or (b) "modified adjusted gross income" exceeding $200,000 (or $250,000 if married and filing jointly) ("Investment Income Tax").

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund's total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases a Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

If you are a resident or a citizen of the U.S., back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct social security or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service ("IRS").

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger's aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.

Investment in Underlying ETFs

A Fund will not be able to offset gains distributed by one underlying ETF in which it invests against losses in another underlying ETF in which the Fund invests. Sales of shares in an underlying ETF, including those resulting from changes in the allocation among underlying ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the investment of a Fund in underlying ETFs could affect the amount, timing, and character of distributions to shareholders.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders. An exception from withholding also applies to properly reported "interest-related dividends" and "short-term capital gain dividends."

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from a Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

HOUSEHOLDING POLICY

It is the policy of the Funds to mail only one copy of the prospectus, annual report, semi-annual report, and proxy statements to all shareholders who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY 10010 or calling us at: (855) 955-1607.

Investors who hold their Shares through an intermediary are subject to the intermediary's policies. Contact your financial intermediary for any questions you may have.

| 29

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

30 PROSPECTUS | SEPTEMBER 28 • 2023

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. The Event-Driven ETF has adopted the performance history of the predecessor mutual fund, the Water Island Long/Short Fund. The financial information shown below is for the predecessor mutual fund for the periods prior to inception of the Event-Driven ETF.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been derived from, and should be read in conjunction with, the financial statements audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the Funds' annual report for the fiscal year ended May 31, 2023, which is available upon request.

| 31

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

AltShares Merger Arbitrage ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,				Period Ended
	2023	2022		2021	May 31, 2020(a)
Net asset value, beginning of period	$26.12	$25.81		$24.47	$25.00
Income (loss) from investment operations
Net investment income (loss)(b)	0.15	(0.01)		(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.34)	0.32		2.11	(0.52)
Total from investment operations	(0.19)	0.31		2.07	(0.53)
Less distributions
From net investment income	(1.08)	—		—	—
From net realized gains	—	—		(0.73)	—
Total distributions	(1.08)	—		(0.73)	—
Net asset value, end of period	$24.85	$26.12		$25.81	$24.47
Total Return(c)	(0.88)%	1.20%		8.55%	(2.12	)%(d)
Net assets, end of period (in 000s)	$59,245	$78,216		$6,555	$3,769
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)(g)	0.76%	0.76%		0.86%	0.75	%(e)
Net expenses after advisory fees waived and expenses reimbursed(f)(h)(g)	0.56%	0.60	%(i)	0.86%	0.75%
Net investment income (loss)	0.56%	(0.02)%		(0.14)%	(0.49	)%(e)
Portfolio turnover rate	449%	414%		594%	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

(f)  Dividend expense totaled 0.01%, 0.01%, 0.03% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.00%, 0.08% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively.

(g)  See Note 5 for a discussion of waiver details.

(h)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 0.55%, 0.59%, 0.75% and 0.75% of average net assets for the years ended May 31, 2023, 2022, 2021 and the period ended May 31, 2020, respectively.

(i)  Reflects the Adviser's contractual advisory fee limit.

32 PROSPECTUS | SEPTEMBER 28 • 2023

FINANCIAL HIGHLIGHTS

AltShares Event-Driven ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31,
	2023	2022(a)	2021(a)		2020(a)		2019(a)
Net asset value, beginning of period	$9.64	$13.27	$10.45		$9.88		$10.12
Income (loss) from investment operations
Net investment income (loss)(b)	0.03	(0.02)	(0.22)		0.30		0.01
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.18)	(1.20)	4.32		0.47		(0.05)
Total from investment operations	(0.15)	(1.22)	4.10		0.77		(0.04)
Less distributions
From net investment income	(0.01)	—	(0.45)		(0.06)		—
From net realized gains	(0.22)	(2.41)	(0.83)		(0.14)		(0.20)
Total distributions	(0.23)	(2.41)	(1.28)		(0.20)		(0.20)
Net asset value, end of period	$9.26	$9.64	$13.27		$10.45		$9.88
Total Return(c)	(1.47)%	(10.57)%	40.98	%(d)	7.84	%(d)	(0.29	)%(d)
Net assets, end of period (in 000s)	$2,772	$2,789	$3,699		$1,909		$2,344
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	1.28%	3.20%	6.88%		12.53%		11.44%
Net expenses after advisory fees waived and expenses reimbursed(e)(f)	1.28%	1.52%	2.30%		1.66%		2.18%
Net investment income (loss)	0.31%	(0.20)%	(1.79)%		2.97%		0.12%
Portfolio turnover rate	400%	231%	329%		577%		528%

(a)  The Fund has adopted the performance history and assumed the financial information of its Predecessor Mutual Fund, the Water Island Long/Short Fund – Class I. The financial information shown is for the Predecessor Mutual Fund for the periods prior to September 20, 2021, the inception date of the Fund. (Note 1)

(b)  Per share amounts were calculated using average shares outstanding for the year.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)  Dividend expense totaled 0.03%, 0.17%, 0.09%, 0.21% and 0.74% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively. Interest rebate expense and line of credit interest expense totaled 0.00%, 0.11%, 0.77%, 0.01% and 0.00% of average net assets for the years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(f)  Excluding dividend and interest expenses, the Fund's net expenses after advisory fees waived and expenses reimbursed would have been 1.25%, 1.24%, 1.44%, 1.44% and 1.44% of average net assets for the ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

| 33

AltShares Trust

ADVISED BY WATER ISLAND CAPITAL

If you would like more information about the Funds and the Trust, the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies that significantly affected the Funds' performance during the preceding fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.

Statement of Additional Information

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety.

Information about each Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund's website, www.altsharesetfs.com.

To obtain a free copy of the SAI, the annual or semi-annual report, the Funds' financial statements, or other information about the Funds, or to make shareholder inquiries about the Funds, please call (855) 955-1607. You may also write to: AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY 10010.

The SAI, the annual and semi-annual reports, and other information such as the Funds' financial statements are also available free of charge on the Funds' website, www.altsharesetfs.com/resources, and on the SEC's Internet site, as discussed below.

Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23475

34 PROSPECTUS | SEPTEMBER 28 • 2023

STATEMENT OF ADDITIONAL INFORMATION

AltShares TRUST

AltShares Merger Arbitrage ETF (ARB)

AltShares Event-Driven ETF (EVNT)

41 Madison Avenue, 42nd Floor
New York, NY 10010

PHONE: (855) 955-1607

September 28, 2023

Shares are listed on the NYSE Arca, Inc. (“Exchange”).

This SAI describes the AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF (each a “Fund” and together, the “Funds”), each a series of AltShares Trust (“Trust”). The Trust is an open-end registered management investment company under the Investment Company Act.

Water Island Capital, LLC (“Adviser”), serves as the investment adviser to the Funds. Foreside Financial Services, LLC serves as the distributor for the Funds (“Distributor”).

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated September 28, 2023, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus, dated September 28, 2023, which incorporates this SAI by reference. The financial statements of AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF are incorporated into this SAI by reference to the annual report of the Funds dated May 31, 2023. Copies of the annual report may be obtained by calling (855) 955-1607. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Funds’ shareholder reports may be obtained without charge by writing to the Distributor, calling (855) 955-1607, or visiting www.altsharesetfs.com

Table of Contents

GLOSSARY	i

TRUST AND FUND OVERVIEW	1

EXCHANGE LISTING AND TRADING	1

DISCLOSURE OF PORTFOLIO HOLDINGS	2

INVESTMENT POLICIES AND RESTRICTIONS	2

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	5

PORTFOLIO TURNOVER	41

MANAGEMENT OF THE FUNDS	42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	49

INVESTMENT MANAGEMENT AND OTHER SERVICES	50

PORTFOLIO MANAGERS	53

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	56

THE DISTRIBUTOR	58

ACCOUNTING AND LEGAL SERVICE PROVIDERS	61

ADDITIONAL INFORMATION CONCERNING SHARES	61

TRANSACTIONS IN CREATION UNITS	63

DETERMINATION OF NET ASSET VALUE	71

TAXATION	71

FINANCIAL STATEMENTS	80

APPENDIX A	A-81

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Water Island Capital, LLC.

“Authorized Participant” means a member or participant in a clearing agency registered with the U.S. Securities and Exchange Commission, which has a written agreement with the Funds or Distributor that allows it to place orders for the purchase and redemption of Creation Units.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 10,000 Shares that each Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Foreside Financial Services, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means The NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Funds” means the series of the Trust discussed in this SAI: AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF.

“Fund Complex” means the Trust, together with The Arbitrage Funds, another registered investment company advised by Water Island Capital, LLC.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Funds’ Prospectus, dated September 28, 2023, as may be amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated September 28, 2023, as may be amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

i

“Shares” means the shares of a Fund.

“Transaction Fees” are fees imposed to compensate for costs incurred in connection with transactions for Creation Units.

“Trust” means the AltShares Trust, a Delaware statutory trust.

“U.S.” means the United States.

ii

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on June 6, 2019 and an open-end registered management investment company comprised of two series, AltShares Merger Arbitrage ETF (“Merger Arbitrage ETF”) and AltShares Event-Driven ETF (“Event-Driven ETF”). The Merger Arbitrage ETF is a passively managed exchange-traded fund (“ETF”) and the Event-Driven ETF is an actively managed ETF. The Merger Arbitrage ETF commenced operations on May 7, 2020. The Event-Driven ETF began operations on January 2, 2015 as a traditional open-end mutual fund that was a series of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC, the Funds’ investment adviser. It was converted to an ETF, and commenced operations on September 20, 2021. The Funds, together with the series of The Arbitrage Funds, are part of the same Fund Complex and referred to as the Water Island Capital-Advised Funds.

Each Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. The offering of Shares is registered under the 1933 Act.

Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units of 10,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares will continue to be met. The Exchange may, but is not required to, remove Shares from listing if: (i) a Fund is no longer eligible to rely on Rule 6c-11 under the Investment Company Act; (ii) a Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares, or (iv) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of each Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day, including on the Funds’ website, www.altsharesetfs.com.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statement.

INVESTMENT POLICIES AND RESTRICTIONS

The policies set forth below are fundamental policies of each Fund, as indicated.  Each Fund has adopted these policies, as indicated, and the policies may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Funds’ prospectus and as defined in the Investment Company Act, the term “majority of the outstanding shares of a Fund” means the vote of whichever is less:

(1)	67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or

(2)	more than 50% of a Fund’s outstanding shares.

Unless otherwise indicated, the investment policies of the Merger Arbitrage ETF provide that:

(1)	The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(2)	The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(3)	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief.

(4)	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry.

(5)	The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

(7)	The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules, regulations, and interpretations thereunder and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Except with respect to the limitation on borrowing (limitation (1) of the fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Unless otherwise indicated, the investment policies of the Event-Driven ETF provide that:

(1)	The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the Investment Company Act.

(2)	The Fund may not borrow money except that the Fund may borrow:

a.	from banks to purchase or carry securities or other investments,

b.	from banks for temporary or emergency purposes, or

c.	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities, except as permitted by the Investment Company Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	The Fund may not lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may not invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to senior securities set forth in (1) above, senior securities are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The Investment Company Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 18f-4 under the Investment Company Act provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the requirements and limitations outlined in “Derivatives—Rule 18f-4 under the Investment Company Act of 1940.” Thus, the fundamental policies relating to issuing senior securities set forth in (1) above will not restrict a Fund from entering into derivative transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Fund invests a significant percentage of its total assets in a single industry it may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications. With respect to investments in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), the Fund will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Fund’s fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Each Fund has adopted a non-fundamental policy whereby it may not purchase or otherwise acquire the shares of an investment company or private fund if, immediately after such purchase or acquisition, the shares of investment companies or private funds owned by the Fund have an aggregate value of in excess of 10% of the value of the total assets of the Fund; provided, however, that this 10% limitation shall not apply to shares of investment companies or private funds purchased by the Fund in reliance on certain allowable exceptions under Rule 12d1-4 under the Investment Company Act.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the investment objectives and principal investment strategies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment techniques and strategies discussed below may be used by the Funds. Each Fund is free to reduce or eliminate its use of any of these techniques or strategies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Funds, will result in the achievement of a Fund’s objective. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Capital Structure Arbitrage		X
Cash Items	X	X
Cash Management/Temporary Investments	X	X
Common Stocks	X	X
Convertible Arbitrage		X
Convertible Securities		X
Cybersecurity Risks	X	X
Debt Securities		X
Depository Receipts	X	X
Derivatives	X	X
Distressed Securities		X
Emerging Markets Investments	X	X
Event-Driven Strategies	X	X
Exchange-Traded Notes	X	X
Financial Institution Obligations	X	X

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Foreign Corporate Debt Obligations		X
Foreign Currency Futures Contracts	X	X
Foreign Currency Transactions and Hedging	X	X
Foreign Exchange Spot Transactions	X	X
Foreign Investments	X	X
Forward Currency Contracts	X	X
Forward Foreign Currency Futures Contracts	X	X
Futures Contracts and Related Options	X	X
Geographic Focus	X	X
Illiquid Securities	X	X
Initial Public Offering Risk		X
Leverage	X	X
Loans and Other Debt Instruments		X
Master Limited Partnerships	X	X
Merger Arbitrage	X	X
Non-Diversification Status	X	X
Options Transactions	X	X
Over-the-Counter Options	X	X
Pandemic and Natural Disaster Risk	X	X

Security/Strategy	AltShares Merger Arbitrage ETF	AltShares Event-Driven ETF
Passive Foreign Investment Companies	X	X
Preferred Stocks		X
Private Placement and Restricted Securities		X
Real Estate Investment Trusts	X	X
Registered Investment Companies	X	X
Sector Risk	X	X
Securities Lending	X	X
Senior Loans		X
Short Sales	X	X
Special Purpose Acquisition Companies		X
Swap Agreements	X	X
Tax Risks	X	X
U.S. Government Securities	X	X
Valuation Risks	X	X
Warrants	X	X
When Issued, Forward Commitment, Delayed Settlement Securities	X	X

Capital Structure Arbitrage

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Event-Driven ETF may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Cash Items

A Fund may invest a portion of its assets in cash or cash items. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and investment companies that invest primarily in such instruments.

Cash Management/Temporary Investments

In addition to the ability to utilize the following types of assets during normal market conditions, each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest temporarily substantially all of its assets in:

●	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

●	commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

●	repurchase agreements; and

●	investment companies that invest primarily in such instruments.

To the extent a Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in a Fund only as a part of your overall investment portfolio.

Convertible Arbitrage

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Event-Driven ETF seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Cybersecurity Risks

The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuer of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

Debt Securities

The Event-Driven ETF may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.

During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Depositary Receipts

The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds’ investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Derivatives

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

Risk Factors for Derivatives. There are significant risks that apply generally to derivatives transactions, including:

●	Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which a Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

●	Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to a Fund and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with entities deemed creditworthy.

●	Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

●	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

●	Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for a Fund to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for a Fund to ascertain a market value for such derivatives. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

●	Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

●	Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Leverage Risk — the risk that a Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

●	Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

●	Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

●	Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

●	Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Rule 18f-4 under the Investment Company Act of 1940. Rule 18f-4 under the Investment Company Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, are not be subject to the full requirements of Rule 18f-4, but have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the Investment Company Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Funds have established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The rule may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the Funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Additional Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, the Funds may be subject to additional recordkeeping and reporting requirements.

The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association for the Funds. The Funds are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

Distressed Securities

The Event-Driven ETF's investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Investments

Each Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the U.S. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S. Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Event-Driven Strategies

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives, and other instruments in implementing its event-driven strategies. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated. The Fund may be unable to hedge against market fluctuations or other risks.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Financial Institution Obligations

Each Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

Each Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Foreign Corporate Debt Obligations

The foreign corporate debt obligations in which the Event-Driven ETF may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Foreign Currency Futures Contracts

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Merger Arbitrage ETF utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the underlying index and may lower the Fund’s return. Each Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Currency Transactions and Hedging

Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Each Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards, and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Foreign Exchange Spot Transactions

Each Fund may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Foreign Investments

Each Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by ADRs and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer a Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which a Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. Each Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Taxation.”

Additional Risks of Global Markets. From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Russia’s invasion of Ukraine in late February 2022, the resulting responses of various countries, the E.U. and North Atlantic Treaty Organization to Russia’s actions (including potential further sanctions), the potential for military escalation and other corresponding events, including potential retaliatory actions (including cyberattacks) by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impact may be particularly acute in certain sectors including, but not limited to, energy, financials, commodities, engineering, and defense. This could negatively affect Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets and negatively affect the value and liquidity of a Fund’s investments.

Forward Currency Contracts

Each Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

Each Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. Each Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. Each Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although each Fund values its assets each Business Day in terms of U.S. dollars, it does not intend to convert their foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Futures Contracts and Related Options

Each Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. A Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Each Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. Each Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Funds and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Funds. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of each Fund’s investment strategies. Although the Adviser expect to be able to execute each Fund’s strategies within the limitations, performance could be adversely affected.

Geographic Focus

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent a Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Illiquid Securities

An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Funds have adopted and implemented a liquidity risk management program. This program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

Initial Public Offering Risk

The Event-Driven ETF may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

Leverage

Each Fund may borrow from banks to increase its portfolio holdings of securities. This borrowing is known as leverage. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce each Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Event-Driven ETF in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Merger Arbitrage

The Merger Arbitrage ETF seeks to track the performance of the Water Island Merger Arbitrage USD Hedged Index (the “Underlying Index”), which is designed to reflect a global merger arbitrage strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the target company’s stocks. When the terms of a transaction call for the exchange of an acquiring company’s common stock, the Underlying Index, as a result of the index methodology, may include components that are designed seek to hedge against the risk of a decline in the value of the acquiring company’s stock, such as by establishing short positions in shares of the acquiring company’s stock.

The Event-Driven ETF may utilize a merger arbitrage strategy in order to profit from event-driven opportunities. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price. Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders. A Fund exercising appraisal rights may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price. A Fund exercising appraisal rights may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

Non-Diversification Status

Each Fund is non-diversified, which means that more of a Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of a Fund’s shares more susceptible to certain risks than shares of a diversified fund. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Transactions

Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

●	the writer of an option may be assigned an exercise at any time during the option period;

●	disruptions in the markets for underlying instruments could result in losses for options investors;

●	imperfect or no correlation between the option and the securities being hedged;

●	the insolvency of a broker could present risks for the broker’s customers; and

●	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Writing Covered Call Options. Each Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. A put option is “covered” if a Fund is short the underlying security subject to the put option at all times during the option period.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, each Fund may sell “uncovered” call and put options. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

The Funds’ ability to write call or put options may be limited by margin requirements and other federal securities rules or regulations and is subject to the requirements of Rule 18f-4 as described in the “Derivatives—Rule 18f-4 under the Investment Company Act of 1940” section above.

Over-the-Counter Options

A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Pandemic and Natural Disaster Risk

The novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including COVID-19 and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Passive Foreign Investment Companies

If a Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, each Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Preferred Stocks

The Event-Driven ETF may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Event-Driven ETF may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19 or potential future pandemics. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely, or its failure to maintain exemption from registration under the Investment Company Act.

Registered Investment Companies

Each Fund may invest in shares of registered investment companies to the extent permitted by the Investment Company Act and the rules, regulations and interpretations thereunder. The Investment Company Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one investment company, and the Fund would hold no more than 3% of the outstanding voting securities of any investment company.

Fund of fund arrangements must comply with the provisions of the Investment Company Act, Rule 12d1-4, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the Investment Company Act if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

Investment companies include open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Funds invest may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of a Fund and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which a Fund invests. As a result, a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the Investment Company Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect a Fund's return potential. ETFs and closed-end funds are investment companies whose shares are bought and sold on a securities exchange.

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and a Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Each Fund may invest in index-based ETFs, which hold a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. Each Fund may also invest in other actively managed ETFs. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV.

Sector Risk

From time to time, based on market or economic conditions or investment opportunities, a Fund may have significant investments in one or more sectors of the market. When a Fund invests a substantial portion of its assets in a particular sector, industry or sub-sector of the economy, the Fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a fund that invests more heavily in one sector or industry of the market may see its performance be especially sensitive to developments that significantly affect that sector or industry. In addition, a sector or industry may also react in the same way to economic, political, or regulatory events and a Fund’s performance may be affected if the sector or industry does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral). The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the Investment Company Act. The amount of such collateral investment may be substantial. The aggregate value of securities loaned by a Fund at a given time will not exceed one-third of the value of the total assets of a Fund. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. A Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Funds’ Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for foreign securities. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

There were no securities lending activities for the Funds’ most recently completed fiscal year.

Senior Loans

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of the Event-Driven ETF to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Short Sales

Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered derivative transactions under the Rule. See the “Derivatives—Rule 18f-4 under the Investment Company Act of 1940” section above. Until a Fund replaces a borrowed security, the Fund will adhere to the requirements set forth in that section.

Special Purpose Acquisition Companies

The Event-Driven ETF may invest in the common stock of and other interests (e.g., warrants and rights) in SPACs. A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swap Agreements

Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund). In addition, these transactions are subject to the risks and requirements outlined in the “Derivatives” section above.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales. Such uncertainty may cause a Fund to be exposed to unexpected tax liability or loss of pass-through tax status.

U.S. Government Securities

The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds. These obligations differ only in terms of their interest rates, maturities, and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Valuation Risks

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds’ Board of Trustees has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. The Funds may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price portfolio securities and other assets for which there is no readily available or reliable market quotation Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Funds do not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

Warrants

Each Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued, Forward Commitment and Delayed Settlement Securities

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. If the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. Generally, a Fund will record the transaction and reflect the value of the securities each day in determining its NAV. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

As described in the “Derivatives—Rule 18f-4 under the Investment Company Act of 1940” section above, when-issued or forward settling securities transactions that do not physically settle within 35 days are required to be treated as derivatives transactions in compliance with Rule 18f-4 under the Investment Company Act. However, when-issued or forward settling securities transactions physically settling within 35 days are deemed not to involve a senior security under Section 18 of the Investment Company Act.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover may vary from year to year, as well as within a year. Each Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) will result in increased transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which a Fund may invest because such contracts generally have a remaining maturity of less than one year.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted.

Fund	Fiscal Year Ended May 31, 2023	Fiscal Year Ended May 31, 2022
AltShares Merger Arbitrage ETF	449%	414%
AltShares Event-Driven ETF	400%	231%

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Trust Instrument of the Trust, which has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee shall retire from the Board at the conclusion of the first meeting at which the Trustee has attained age 75. The Board's retirement policy is subject to periodic review by the Nominating and Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

Pursuant to the Amended and Restated Trust Instrument, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**

Interested Trustees***
John S. Orrico, CFA 41 Madison Avenue 42nd Floor New York, NY 10010 (1960)	Indefinite Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Independent Trustees****
Francis X. Tracy (1957)	Indefinite Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 — 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 — 2014).	5
Nancy M. Morris (1952)	Indefinite Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 — 2018).	Trustee of Diamond Hill Funds (10 portfolios) (since 2019).	5

Officers Who Are Not Trustees

Name, Address and Year of Birth	Term of Office* and Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years
Karlis Griffiths 41 Madison Avenue 42nd Floor New York, NY 10010 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (September 2023-present), Compliance Officer (July 2023–present), and Senior Operations Analyst (2010-Present), Water Island Capital, LLC.	N/A
Jonathon Hickey 41 Madison Avenue 42nd Floor New York, NY 10010 (1980)	One Year Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016-present), Director of Operations (2011-2016), Water Island Capital, LLC	N/A
Philip Channen 41 Madison Avenue 42nd Floor New York, NY 10010 (1964)	One Year Since 2020	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019-present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017-2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014-2016).	N/A

* Each Trustee serves during the lifetime of the Trust until his or her successor is elected, his or her death, his or her resignation, retirement or removal, or the Trust terminates, whichever is sooner.

**The registered investment companies in the Fund Complex include the Trust and The Arbitrage Funds.

***John S. Orrico, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.

****Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

John S. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust and The Arbitrage Funds, an open-end management investment company which is also advised by the Adviser. His experience and skills as a portfolio manager of the Funds, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Mr. Tracy and Ms. Morris should serve as a Trustee. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interest of each Fund’s shareholders.

●	Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 38 years of business experience and over 28 years of experience within the investment industry. He is currently the Chairman of the Audit Committee. Mr. Tracy also serves as an Independent Trustee and Chairman of the Audit Committee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC.

●	Ms. Morris has over 33 years of experience and leadership in government and the investment management industry. Prior to her service as managing director and chief compliance officer at a registered investment adviser, Ms. Morris served as Secretary of the SEC and Deputy Chief Counsel of the SEC’s Division of Investment Management. Ms. Morris has worked for some of the largest firms in the mutual fund industry and has experience in investment management, investment company compliance, governance, risk, cybersecurity, operations, and vendor management. She is a past chair of the Investment Company Institute’s Chief Compliance Officer Committee. She currently serves on FINRA's National Adjudicatory Council and on the Investment Company Institute's Independent Directors Council. In addition to serving on the Trust’s Board, Ms. Morris also serves as an Independent Trustee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC, and as a trustee on the board of another mutual fund complex.

Board Structure

John S. Orrico is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board (except for any meetings of the Independent Trustees); and serving as a liaison between the other Trustees, Trust officers, management personnel, and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which normally is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance, and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel, and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers, and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each committee is comprised of the Independent Trustees of the Trust.

The Audit Committee oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy and Nancy M. Morris. Mr. Tracy is the Chairman of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended May 31, 2023.

The Nominating and Governance Committee is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee are Francis X. Tracy and Nancy M. Morris. Ms. Morris is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2023.

The Board has not established a compensation committee. The Nominating and Governance Committee periodically reviews Trustee compensation.

Compensation of Trustees

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2023. None of the executive officers receives compensation from the Trust. The Independent Trustees receive an annual retainer of $15,000 payable in quarterly installments that encompasses all Board and Committee meetings, regular and special.

Independent Trustees	Compensation from Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Francis X. Tracy	$15,000	$0	$0	$15,000
Nancy M. Morris	$15,000	$0	$0	$15,000
Interested Trustee***
John S. Orrico	$0	$0	$0	$0

*	Pursuant to the terms of its investment advisory agreement with respect to each Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation.
**	The registered investment companies in the Fund Complex include the Trust and The Arbitrage Funds.
***	Mr. Orrico is an “interested person,” as defined by the Investment Company Act, of the Trust because of his employment and relationship with the Adviser.

Fund Shares Owned by Trustees

As of September 1, 2023, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2022.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex*
Interested Trustee:
John S. Orrico	AltShares Merger Arbitrage ETF AltShares Event-Driven ETF	Over $100,000 Over $100,000**	Over $100,000
Independent Trustees:

Francis X. Tracy	AltShares Merger Arbitrage ETF AltShares Event-Driven ETF	None None	Over $100,000

Nancy M. Morris	AltShares Merger Arbitrage ETF AltShares Event-Driven ETF	None None	Over $100,000

* The registered investment companies in the Fund Complex include the Trust and The Arbitrage Funds.

** As of September 1, 2023, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned a majority of the outstanding voting shares of the Event-Driven ETF and therefore is deemed to be a control person of the Fund.

Codes of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to their portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling (855) 955-1607 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A shareholder who owns beneficially more than 25% of the outstanding shares of a fund or who is otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of such fund’s shareholders.

The Trust has limited information concerning the beneficial ownership of shares held in the names of DTC participants. As of September 1, 2023, the name and percentage ownership of each DTC Participant (as defined below) that owned of record 5% or more of the outstanding shares of the Funds is set forth in the table below:

AltShares Merger Arbitrage ETF:

Name and Address	% Ownership	Type of Ownership
BNY Mellon Jennifer May 525 William Penn Place Pittsburgh, PA 15259	8.36%	Record
Charles Schwab & Co. Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	20.95%	Record
JP Morgan Chase & Co.* Fareed Hameeduddin 4 Chase Metrotech Center Brooklyn, NY 11245	10.54%	Record
Merrill Lynch, Pierce, Fenner & Smith Inc. Earl Weeks 4804 Deer Lake Dr. E. Jacksonville, FL 32246	7.85%	Record
National Financial Services LLC** Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	10.26%	Record
Pershing LLC Joseph Lavara One Pershing Plaza Jersey City, NJ 07399	5.64%	Record
TD Ameritrade Clearing Inc. Anh Mechals 200 S. 108th Avenue Omaha, NE 68154-2631	29.88%	Record

* Includes 4.27% beneficial ownership by the Adviser and 1.85% beneficial ownership by John S. Orrico.

**Includes 1.20% beneficial ownership by John S. Orrico.

AltShares Event-Driven ETF:

JP Morgan Chase & Co.* Fareed Hameeduddin 4 Chase Metrotech Center Brooklyn, NY 11245	43.15%	Record
National Financial Services LLC** Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	44.22%	Record

* Includes 21.81% beneficial ownership by the Adviser and 21.30% beneficial ownership by John S. Orrico.

** Includes 25.71% beneficial ownership by John S. Orrico.

As of September 1, 2023, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 7.32% of the outstanding voting shares of the Merger Arbitrage ETF.

As of September 1, 2023, John S. Orrico (or the Adviser, which is under Mr. Orrico’s control) beneficially owned 68.82% of the outstanding voting shares of the Event-Driven ETF and is therefore deemed to be a control person of the Fund. Mr. Orrico’s address is: Water Island Capital, LLC, Attn: John S. Orrico, Trustee, 41 Madison Avenue, 42nd Floor, New York, NY 10010-2286.

As of September 1, 2023, the Trustees and officers of the Merger Arbitrage ETF (including the Adviser) as a group owned of record 7.34% of the outstanding voting shares of the Fund.

As of September 1, 2023, the Trustees and officers of the Event-Driven ETF (including the Adviser) as a group owned of record 70.77% of the outstanding voting shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Water Island Capital, LLC is the investment adviser to the Funds. Under an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (“Advisory Agreement”), the Funds pay the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set for in the table below.

Fund	Advisory Fee Rate (based on average daily net assets)
AltShares Merger Arbitrage ETF	0.75%
AltShares Event-Driven ETF(1)	1.25%

(1) Prior to September 20, 2021, the advisory fee rate for the predecessor mutual fund was 1.25% on average daily net assets.

The following table shows the investment advisory fees accrued by each Fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2021		Year Ended May 31, 2022		Year Ended May 31, 2023
AltShares Merger Arbitrage ETF	$46,328		$231,022		$583,661
AltShares Event-Driven ETF	$34,902	*	$41,218	**	$36,952

* The figure above reflects amounts paid to the Adviser after the application of fee waivers for the predecessor mutual fund during the indicated period.

** The figure above reflects the amount paid to the Adviser after the application of fee waivers for the predecessor mutual fund for the period prior to September 20, 2021, the inception date of the Fund.

On January 31, 2022, the Adviser and the Trust entered into an Investment Advisory Fee Waiver Agreement on behalf of the Merger Arbitrage ETF, pursuant to which the Adviser contractually agreed to reduce its advisory fee to 0.55% per annum of the Fund’s average daily net assets through September 30, 2022.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

Effective September 30, 2022, the Adviser has voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund’s average daily net assets when the Fund’s assets are $100 million or more but less than $200 million. No waiver will apply once the Fund’s net assets reach $200 million. This voluntary arrangement may be eliminated by the Adviser at any time.

Pursuant to the Investment Advisory Fee Waiver Agreement, the Adviser waived $48,799 of the advisory fees accrued for the Merger Arbitrage ETF during the fiscal year ended May 31, 2022. Pursuant to the Investment Advisory Fee Waiver Agreement and the Adviser's voluntary fee waivers described above, the Adviser waived $155,643 of the advisory fees accrued for the Merger Arbitrage ETF during the fiscal year ended May 31, 2023.

The Adviser manages the investment and the reinvestment of the assets of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board. The Adviser is a limited liability corporation organized under the laws of Delaware. The address of the Adviser is 41 Madison Avenue, 42nd Floor, New York, NY 10010. The Adviser was founded in 2000.

The Adviser bears all of its own costs associated with providing these advisory services and all operating expenses of the Funds, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities lending-related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, the Trust or its shareholders in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of a Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to a Fund, by a majority of the outstanding Shares, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Trust, and that it shall be automatically terminated if it is assigned.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator (“Administrator”), custodian (“Custodian”), and transfer agent (“Transfer Agent”) for the Funds. State Street’s principal address is One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts, 02114. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Funds’ authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

For the fiscal years ended May 31, 2023, May 31, 2022, and May 31, 2021, the administration expenses of the Merger Arbitrage ETF paid by the Adviser to State Street were $270,769, $167,043, and $0, respectively.

For the fiscal years ended May 31, 2023 and May 31, 2022, the administration expenses of the Event-Driven ETF paid by the Adviser to State Street were $192,392 and $13,645, respectively. During the fiscal year ended May 31, 2022, for the period prior to September 20, 2021, the inception date of the Fund, the administration expenses of the predecessor mutual fund paid to State Street were $8,456. During the fiscal year ended May 31, 2021, the administration expenses of the predecessor mutual fund paid to State Street were $25,215.

PORTFOLIO MANAGERS

The following tables provide information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Funds. The information in the tables is as of May 31, 2023.

AltShares Merger Arbitrage ETF

	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John S. Orrico, CFA	6 accounts	2 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.605 billion	$28 million	$0	$0	$28 million	$0
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$3 million	$0	$0	$0	$0	$0
Christopher Plunkett	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0

AltShares Event-Driven ETF

	Number of Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John S. Orrico, CFA	6 accounts	2 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.661 billion	$28 million	$0	$0	$28 million	$0
Eric Becker	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$59 million	$0	$0	$0	$0	$0

Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a Fund’s portfolio manager identifies a limited investment opportunity (including IPOs and private placement securities) that may be suitable for multiple Funds and/or other of the Adviser’s client accounts, the investment opportunity may be allocated among these multiple Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. The Adviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner among client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios, including one or more Funds, by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Different Investment Strategies. The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the Investment Company Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. For instance, the Adviser may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, the Adviser or an affiliate supplies the funding for these accounts. Employees of the Adviser, including the Funds’ portfolio manager(s), may also invest in certain pilot accounts. The Adviser may also manage certain pooled investment vehicles whereby the Adviser provides principal protection for investors. The Adviser may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Adviser or portfolio manager. As described above, it is the Adviser’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, the Adviser has adopted a policy to treat pilot accounts in the same manner as client accounts, including the Funds, for purposes of trade aggregation and allocation -- neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of IPOs or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers. A Fund’s portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to the Funds, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions. The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts, including the Funds. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Funds’ portfolio managers may also face other potential conflicts of interest in the management of the Funds and other accounts, and the examples provided above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Portfolio Managers’ Ownership in the Fund

For the most recently completed fiscal year ended May 31, 2023, the table below provides beneficial ownership of shares of the portfolio managers of each Fund they manage (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
John S. Orrico, CFA	AltShares Merger Arbitrage ETF	Over $1 million
	AltShares Event-Driven ETF	Over $1 million
Eric Becker	AltShares Merger Arbitrage ETF	None
	AltShares Event-Driven ETF	None
Christopher Plunkett	AltShares Merger Arbitrage ETF	$50,001-$100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Funds and the Funds may incur brokerage commissions, particularly during the early stages of a Fund’s development or in the case of transactions involving realized losses. Also, the Funds may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the Funds.

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;
●	the execution capability, reliability, responsiveness, integrity, and financial condition of the broker or dealer;
●	the size of and difficulty in executing the order;
●	the value of research provided; and
●	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research, and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Brokerage services are used to facilitate trade execution. The Adviser utilizes a third-party execution management system to facilitate trade execution and uses a separate third-party order management system to facilitate trade settlement and trade allocations. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it may not be possible to place a dollar value on the information. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its client accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Funds and Adviser may also promote the sale of the Funds or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Funds or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2023, May 31, 2022 and May 31, 2021, the Merger Arbitrage ETF paid aggregate brokerage commissions of $348,592, $89,064 and $37,177, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $483,170,139 and $320,699, respectively.

During the fiscal years ended May 31, 2023 and May 31, 2022, the Event-Driven ETF (and the predecessor mutual fund) paid aggregate brokerage commissions of $13,164 and $4,234, respectively. During the fiscal year ended May 31, 2021, the predecessor mutual fund paid aggregate brokerage commissions of $13,867. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $17,819,542 and $12,447, respectively.

Regular Broker Dealers. The Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of May 31, 2023, the Merger Arbitrage ETF held $1,425,170 of securities issued by Morgan Stanley & Co. LLC and $1,425,170 of securities issued by State Street Bank and Trust Company. As of May 31, 2023, the Event-Driven ETF held $50,612 of securities issued by Morgan Stanley & Co. LLC and $50,613 of securities issued by State Street Bank and Trust Company.

During the fiscal year ended May 31, 2023, no commissions were paid by a Fund to a broker that is an affiliated person of the Fund.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by Foreside Financial Services, LLC (“Foreside” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Foreside is not obligated to sell any specific amount of Fund shares.  Foreside is registered as a broker-dealer under the 1934 Act, and each state’s securities laws and is a member of FINRA.  The address of Foreside is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the Investment Company Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution Plan

Each Fund has adopted a distribution and service plan (together, the “Plan”) in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No fees are currently charged pursuant to the Plan, and there is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments to the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Funds are authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Funds’ then-current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping, and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds’ transfer agent and/or administrator.

The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing, and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing, and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota, 55402, as independent registered public accounting firm for the fiscal year ended May 31, 2023. Ernst & Young LLP performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting and tax matters.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 6, 2019 and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. The Trust currently consists of two series, the AltShares Merger Arbitrage ETF and the AltShares Event-Driven ETF.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if ordered by the Trustees or the President, the Trust will call a special meeting of shareholders of the Funds. Shareholders holding two-thirds of Shares outstanding of a Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in a Fund.

The Amended and Restated Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Amended and Restated Trust Instrument provides for indemnification out of the Funds’ property for all loss and expense of the Funds’ shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust provides each such DTC Participant with copies of such notice, statement or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

General

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 10,000 shares. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of an Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, such orders may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of a Fund on the secondary market. The Funds rely on exemptive relief from the affiliated transaction provisions of the Investment Company Act to permit persons, who are affiliated with the Funds solely by virtue of owning more than 5% of a Fund’s (or affiliated fund’s) shares (and their affiliates), to purchase and redeem Fund shares in kind (i.e., in exchange for a basket of securities).

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Funds consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component (inclusive of any Deposit Cash) constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a list of names and the required number of shares of each Deposit Security and the estimated amount of the Cash Component to be included in the current Fund Deposit. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash.

The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Funds are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of a Fund before the time as of which the Fund’s NAV will be calculated that day. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Funds may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Funds and the Funds’ determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a creation order, including if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor, and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Funds, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component, Deposit Cash, and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of a Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

Each Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). Each Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) purchased.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that a Fund converts any cash received into foreign investments.

Redemptions of Creation Units

The consideration paid by the Funds for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component (inclusive of Redemption Cash) constitute the “Fund Redemption.”

The identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of a Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash.

The delivery of Fund shares will normally be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of a Fund generally before the time as of which the Fund’s NAV is calculated that day. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at a Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which a Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by each Fund and each Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Funds or Distributor will notify the Authorized Participant of such rejection, but the Funds, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by each Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of each Fund, to purchase the missing shares or acquire the Fund Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

Once a Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Funds typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. Each Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Merger Arbitrage ETF	$250	2.00%
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Funds, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that a Fund converts any foreign currency-denominated investments into U.S. Dollars.

Custom Baskets

The basket of securities comprising a Fund Deposit or a Fund Redemption may be representative of a Fund’s portfolio holdings; or the Fund may utilize a “custom basket” provided that certain conditions are met. A custom basket is (i) a cash-in-lieu basket, (ii) a basket that is composed of a non-representative selection of a Fund's portfolio holdings, or (iii) a basket that may be composed of a representative selection of a Fund’s portfolio holdings but differs from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with a Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying index. The policies and procedures apply different criteria to different custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger’s aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible. The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Funds is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”), and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify for its first and each subsequent taxable year, to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, a Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and meets certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)(i) above.

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, a Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. Each Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income (in some cases eligible to be treated as qualified dividend income as described below), whether paid in cash or shares. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that a Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to a shareholder in its taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals and certain noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by a Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local, and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

A Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who satisfies similar restrictions with respect to the shareholder’s Fund shares are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a “passive foreign investment company.” Each Fund will report which portion of its dividends consists of qualified dividend income. In the event that at least 95% of a Fund’s gross income in a taxable year consists of qualified dividend income, then all of the Fund’s dividends with respect to such year will be qualified dividends income for individual shareholders who meet the holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

Dividends (including Capital Gain Dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct social security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the U.S. the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the U.S. for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the U.S. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

A Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the U.S., and dividends from a Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the U.S. must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Funds can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Funds or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide its broker with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Funds if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income,” from investments in certain REITs. Furthermore, any investment by a Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of a taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund have made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Master Limited Partnerships and Business Development Companies

A Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Funds expect that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by a Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which a Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, a Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Funds may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by a Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

The Funds may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Funds from such investments will be Qualifying Income.

Equalization Accounting

Each Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. A Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

FINANCIAL STATEMENTS

The financial statements of the Merger Arbitrage ETF and the Event-Driven ETF, which have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the annual report of the Funds dated May 31, 2023.

APPENDIX A

AltShares Trust and Water Island Capital, LLC

Proxy Voting Policies and Procedures

PROXY VOTING

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises. Water Island Capital, LLC (“WIC”), the investment adviser to AltShares Trust (the “Funds,” each series thereof, a “Fund”), has adopted this policy to summarize WIC’s proxy voting policies and procedures, including those of the Funds.

General Policies and Proxy Voting Guidelines

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

●	Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

o	name changes;
o	election of directors;
o	ratification of auditors;
o	maintenance of current levels of directors’ indemnification and liability;
o	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
o	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

●	Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

o	mergers, acquisitions, restructurings;
o	reincorporations; and
o	changes in capitalization.

●	Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

o	increased indemnification protections for directors or officers;
o	certain supermajority requirements;
o	unequal voting rights;
o	classified boards;
o	cumulative voting;
o	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
o	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

o	annual elections;
o	independent directors;
o	confidential voting; and
o	proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

●	Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

o	whether the proposal would potentially dilute the value of outstanding shares;
o	whether the compensation plan has broad-based participation;
o	whether the compensation plan allows for the re-pricing of options; and
o	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may deviate from the proxy voting guidelines stated above in certain situations, including but not limited to:

●	Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC is required to vote such shares in the same proportion as the vote of all other holders of such securities (sometimes referred to as “echo voting” or “mirror voting”); and

●	Rule 12d1-4 Proportional Voting Requirements – Absent exclusions described in Rule 12d1-4 under the Investment Company Act (e.g., a Fund and its acquired fund are in the same group of investment companies), if the Funds and their advisory group hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of the acquired fund, or hold more than 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or business development company, each of those holders will be required to “echo vote” its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the acquired fund are required to vote securities of the acquired fund in the same proportion as the vote of all other holders of such securities, the Funds will seek instructions from the security holders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

WIC generally endeavors to vote the proxies it receives. However, WIC may abstain from voting in limited circumstances, including but not limited to:

●	Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where it deems that abstaining is in the client’s best interests, such as when WIC believes that the cost of voting a proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

o	proxies for securities that trade in countries that impose share blocking periods;
o	proxies for which it might be necessary to hire a power of attorney or translator or travel to a foreign country to vote in person; or
o	proxies for routine matters if the securities are on loan and WIC believes the income benefit exceeds the benefit of voting.

●	Other Circumstances – Other situations in which WIC may not vote proxies could include:

o	circumstances where a material conflict of interest exists (see below for WIC’s conflicts of interest policies);
o	circumstances where the vote would not reasonably be expected to have a material effect on the value of a client’s investment (e.g., WIC expects to sell the security in the near future or has already sold the security); or
o	instances where technical or administrative issues arise (e.g., WIC does not receive notice of a shareholder meeting or proxy voting materials in time to vote).

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interest between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer or director of a company.

In the event of a material conflict of interest, WIC will disclose the conflict to its clients and obtain their consent before voting a proxy according to WIC’s proxy voting policy (i.e., voting in the same manner as other client accounts), request that the client provide voting direction or engage another party to determine how the proxy should be voted, or abstain from voting.1

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Class Action Lawsuits

WIC has retained a third-party service provider to monitor class actions and make all necessary filings on behalf of WIC’s clients who have delegated this responsibility to WIC. WIC decides whether to participate in class action lawsuits on a case-by-case basis. The portfolio manager responsible for the security is responsible for determining whether to participate in the class action. Factors considered include:

●	the nature of the claim;
●	prospects for recovery;
●	resources required to pursue the claim; and
●	any other relevant factors.

If WIC has not been delegated authority to pursue class actions, WIC will forward class action notices to the client.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (i.e., Broadridge Financial Solutions, Inc.’s ProxyEdge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via ProxyEdge.

Conflicts of Interest – WIC employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Chief Investment Officer or outside legal counsel to determine whether to disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients, obtain voting direction from the client or an independent third party, or abstain from voting. The CCO will document the steps taken to evidence that the proxy was voted or not voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

1 Alternatively, WIC may engage an independent third party to make a proxy voting recommendation.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)	Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;
(iii)	A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)	A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through ProxyEdge. Any documents created by WIC that were material to making a proxy voting decision must be maintained by the investment team.

WIC will maintain (through ProxyEdge or by other means) the following information in connection with each proxy vote:

●	The issuer’s name;
●	The security’s ticker symbol or CUSIP, as applicable;
●	The shareholder meeting date;
●	A brief identification of the matter to be voted on;
●	Whether the matter was proposed by the Issuer or a security-holder;
●	Whether WIC cast a vote;
●	The number of shares voted (or instructed to be voted) by WIC for each client account as well as how those shares were voted (e.g., for or against a proposal, or abstain);[2] and
●	Whether WIC cast its vote with or against management.

2 Information on how WIC voted proxies relating to shareholder advisory votes on executive compensation (or say-on-pay) matters including “golden parachute” compensation in connection with a merger or acquisition shall also be maintained in order to meet reporting requirements on Form N-PX as required by Rule 14Ad-1 under the Exchange Act.

In addition, for registered funds, WIC will also maintain (through ProxyEdge or by other means) the following additional information as required to meet Form N-PX reporting requirements:

●	Identification of the proxy voting matter to be voted on using the same language and order as on the issuer’s form of proxy, or “proxy card,” if a proxy card is available for a matter;
●	Categorization of each proxy voting matter by type; and
●	The number of shares that were loaned and not recalled to vote.

Form N-PX - Rule 30b1-4 under the 1940 Act requires registered funds to file with the SEC an annual record of proxies voted on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each registered fund’s proxy voting record for the most recent twelve-month period ending June 30. WIC will provide all information necessary for parties (e.g., the fund’s administrator) responsible for filing Form N-PX to file each year by August 31. Information will be provided to such parties in the structured data language required by the SEC or as otherwise reasonably requested.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted. The Funds will include the disclosure on proxy voting required by the SEC in their registration statement, and information on how the Funds voted proxies, if any, relating to portfolio securities for each 12-month period ended June 30 will be filed annually with the SEC on Form N-PX.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests should be forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

ALTSHARES TRUST

PART C

Item 28. Exhibits

(a)	(i)	Certificate of Trust(1)

	(ii)	Certificate of Amendment to the Certificate of Trust(3)

	(iii)	Certificate of Amendment to the Certificate of Trust(4)

(b)		Amended and Restated By-laws dated October 8, 2020(4)

(c)		Trust Instrument, Articles IV, V, VI, VII, IX and X, and By-Laws, Articles V, VI, VII and VIII

(d)	(i)	Investment Advisory Agreement between Registrant and Water Island Capital, LLC(2)

	(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Water Island Capital, LLC(4)

(e)	(i)	ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC(2)

	(ii)	Amendment to the ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC(5)

	(iii)	Novation to the ETF Distribution Agreement between Registrant and Foreside Financial Services, LLC(6) –

	(iv)	Form of Authorized Participant Agreement(2)

(f)		Bonus, profit sharing or pension plans (Not applicable)

(g)	(i)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company(2)

	(ii)	Amended and Restated Appendix A to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company(4)

(h)	(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company(2)

	(ii)	Amended and Restated Schedule A to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company(4)

	(iii)	Administration Agreement between Registrant and State Street Bank and Trust Company(2)

	(iv)	Amended and Restated Schedule A and Annex I to Administration Agreement between Registrant and State Street Bank and Trust Company(4)

	(v)	Sublicense Agreement between Registrant and Water Island Capital, LLC(2)

	(vi)	Fund of Fund Agreement between the Registrant and IndexIQ ETF Trust – Filed herewith.

	(vii)	Fund of Fund Agreement between the Registrant and MainStay VP Funds Trust – Filed herewith.

(i)		Opinion and Consent of Counsel (Filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm (Filed herewith)

(k)		Financial Statements Omitted from Prospectus (None)

(l)		Letter of Investment Intent(2)

(m)		Amended Plan Pursuant to Rule 12b-1 with respect to shares of the Registrant(6)

(n)		Plan Pursuant to Rule 18f-3 under the 1940 Act (Not applicable)

(o)		Reserved.

(p)	(i)	Amended Code of Ethics of Registrant(5)

	(ii)	Amended Code of Ethics of Water Island Capital, LLC(5)

(q)		Power of Attorney for Francis X. Tracy and Nancy M. Morris(4)

(1)  Previously filed as exhibits to the Registration Statement filed on September 16, 2019, and incorporated by reference herein.

(2) Previously filed as exhibits to the Registration Statement filed on February 19, 2020, and incorporated by reference herein.

(3) Previously filed as exhibits to the Form 8-A filed on May 4, 2020, and incorporated by reference herein.

(4) Previously filed as exhibits to the Form N-14 filed on June 3, 2021, and incorporated by reference herein.

(5) Previously filed as exhibits to the Registration Statement filed on September 15, 2021, and incorporated by reference herein.

(6) Previously filed as exhibits to the Registration Statement filed on October 3, 2022, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Trust Instrument dated June 5, 2019 (the “Trust Instrument”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended. The Registrant’s Trust Instrument provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

In particular, Article IX of the Registrant’s Trust Instrument provide as follows:

Section 1.      LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust or Series, as applicable, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any other person, including any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust or any Series, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust, a Series or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.      INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)            every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)            as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)            No indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or Series, as the case may be; or

(ii)            in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust or Series personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)            To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)            Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.      INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any corporate or other entity, its corporate or other general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon or expenses related thereto from the Assets belonging to the Series.

Section 9 of the Investment Advisory Agreement between the Registrant and Water Island Capital, LLC provides:

(a)            Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person who is an officer, director, employee, or agent of Adviser, and an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund other than pursuant to this Agreement, to be rendering such service as an agent of the Fund or Trust and not as an officer, director, employee, or agent of Adviser, even if paid by Adviser.

(b)            Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the applicable series of the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c)            Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)            Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

Section 6 of the ETF Distribution Agreement between the Registrant and Foreside Financial Services, LLC provides:

6.            Indemnification.

(a)          The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Trust pursuant to this Agreement; (ii) the allegation of any wrongful act of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in this Agreement; (iii) any claim that the Registration Statement, Prospectus, shareholder reports, and Marketing Materials specifically approved by the Trust and investment adviser or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws.

(b)            The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees or affiliates in connection with its activities as Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by the Distributor for use in such Registration Statement, Prospectus, shareholder report, information or materials relating to the Funds (as described in section 3(g)) or other information filed by the Trust (as from time to time amended).

In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.

(c)            No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.

(d)            The Trust acknowledges and agrees that as part of its duties, Distributor will enter into agreements with certain Authorized Participants (“APs”) for the purchase and redemption of Creation Units (each such agreement an “AP Agreement”). The APs may insert and require that Distributor agree to certain provisions in the AP Agreements that contain certain representations, undertakings and indemnification that are not included in the form-of AP Agreement (each such modified AP Agreement a “Non-Standard AP Agreement).

To the extent that Distributor is requested or required to make any such representations mentioned above in an AP Agreement, and the Trust has approved such AP Agreement in writing, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard AP Agreement; (b) any representations made by the Distributor in any Non-Standard AP Agreement to the extent that the Distributor is not required to make such representations in the form-of AP Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Fund Management” in the Prospectus constituting Part A that is included in this Registration Statement and “Management of the Fund” in the Statement of Additional Information constituting Part B that is included in this Registration Statement.

The information as to the directors and executive officers of Water Island Capital, LLC is set forth in Water Island Capital, LLC’s Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-57341), and is incorporated herein by reference.

Item 32. Foreside Financial Services, LLC (f/k/a BHIL Distributors, LLC)

Item 32(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Advisers Investment Trust
6.	AG Twin Brook Capital Income Fund
7.	Alpha Alternative Assets Fund (f/k/a A3 Alternative Credit Fund)
8.	AltShares Trust
9.	Aristotle Funds Series Trust
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Constitution Capital Access Fund, LLC
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	Engine No. 1 ETF Trust
18.	FMI Funds, Inc.
19.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
20.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
21.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
25.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
26.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
28.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
29.	Nomura Alternative Income Fund
30.	PPM Funds
31.	Praxis Mutual Funds
32.	Primark Private Equity Investments Fund
33.	Rimrock Funds Trust
34.	SA Funds – Investment Trust
35.	Sequoia Fund, Inc.
36.	Simplify Exchange Traded Funds
37.	Siren ETF Trust
38.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
39.	Zacks Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

Water Island Capital, LLC 41 Madison Avenue, 42nd Floor New York, NY 10010	State Street Bank and Trust Company One Congress Building, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of September, 2023.

ALTSHARES TRUST

By:	/s/ John S. Orrico
John S. Orrico
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ John S. Orrico	Trustee and President	September 28, 2023
John S. Orrico

/s/ Jonathon Hickey	Chief Financial Officer and Treasurer	September 28, 2023
Jonathon Hickey

/s/ Francis X. Tracy*	Trustee	September 28, 2023
Francis X. Tracy

/s/ Nancy M. Morris*	Trustee	September 28, 2023
Nancy M. Morris

*By:	/s/ John S. Orrico

Attorney-in-fact *Pursuant to Powers of Attorney incorporated herein by reference to the Registrant’s Form N-1A filed on February 19, 2020.

EXHIBIT INDEX

Exhibit Number	Description

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(h)(vi)	Fund of Fund Agreement between the Registrant and IndexIQ ETF Trust

(h)(vii)	Fund of Fund Agreement between the Registrant and MainStay VP Funds Trust

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document